UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number                    811-21465
ING Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code:           1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2006

ING Clarion Global Real Estate Income Fund

ING REAL ESTATE

ING Clarion Global Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

The ING Clarion Global Real Estate Income Fund (“Fund”) delivered outstanding returns to its shareholders in 2006. During the year the Fund made distributions of $3.265 per common share and the Fund’s stock price closed at $24.68 per share and the net asset value (“NAV”) was $22.78 per share on 12/31/06. The NAV return for the Fund was 53.42%, the best NAV performance of any real estate closed-end fund in the market. The market return (share price appreciation plus dividends) was even better at 75.97% as the Fund’s share price moved from a 6.3% discount to a 8.4% premium to NAV during the year. In 2006, the S&P/Citigroup World Property Index (“WPI”) increased 40.25% and the Morgan Stanley REIT Preferred Index (“MSRP”) rose 9.73%. For reference, a blend of 80% WPI and 20% MSRP rose 33.66% in 2006, significantly less than both the fund’s NAV and market returns.

The Fund made total distributions for the year of $3.265 per share equal to approximately 19% of the NAV at the beginning of the year. The Fund paid two special dividends (one in September and one in December) totaling $1.885 per share. The special distributions were equivalent to approximately 11% of the beginning of the year NAV. The Fund’s regular monthly dividend remained unchanged at $0.115 per share despite the substantial special distributions to shareholders. The Fund’s dividend level is established by the board with consideration of the expected level of investment income and the expectation that we might realize some part of the significant unrealized capital appreciation of the Fund’s investments over the course of time as part of the active management of the investment portfolio. Our goal is to establish a regular dividend which is supported by a combination of dividends and capital gains expected to be received from our portfolio investments during the year. In addition, we have made one or more special dividends (some substantial) each year since the fund’s inception. The current dividend policy reflects the board’s consideration of a range of market scenarios for global real estate stocks in 2007. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation. The unrealized gains per share remain significant at $10.59 per share.

The Fund’s investments were well diversified by property type and by geography as shown in the pie charts below. Over the course of the year, the Fund’s exposure to the U.S. declined markedly as holdings in U.S. Common Stocks was reduced by 8% and holdings in U.S. preferred stocks fell by 1%. Our choice to keep the preferred stock investments well below the 30% allowed in the prospectus was a good decision given the underperformance of preferred stock relative to common stock. During the year, we doubled the exposure of the Fund to Asia and increased the exposure to European stocks 6% to a total of 25% (including the U.K.). The Fund’s holdings in Canada and Australia were essentially unchanged.

Total preferred stock and debt of the Fund increased $229 million to $1.058 billion but leverage as a percentage of total assets actually fell slightly to 31% (versus 32% a year ago). Leverage remains well below the 35% discussed in the Fund’s offering documents. In May 2004, we chose to lock in attractive longer-term rates on $400 million by executing two interest rate swaps. The swaps have an average rate of 4.0% thus assuring an attractive low interest cost for the average remaining term of 1.5 years as of 12/31/06. Subsequent to year-end, we completed an offering of $200 million of additional trust preferred stock. The proceeds of the offering were used to reduce the outstanding debt of the Fund at an average rate cost savings of over 0.5% per annum.

Annual Report  December 31, 2006   1

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

Global real estate companies recorded another exceptional year in 2006 with total return of 35.9% in local currency and 40.3% in U.S. Dollar (“USD”) exceeding the performance of broad equities of 20.7% (“MSCI World Index”) and bonds 5.9% (“JP Morgan Global Government Bond Index”) by a wide margin. The Fund’s significant exposure to international real estate company equities was a benefit to U.S. shareholders as the USD fell versus most other major currencies during the year. The USD weakened during 2006 by 13.7% versus the British pound, 11.5% versus the Euro, 8.4% versus the Singapore dollar and 7.7% versus the Australian dollar. An exception was a 1.0% strengthening versus the Japanese yen. The dollar weakness increased the WPI’s local currency returns by 4.4% in 2006. A weakening USD helps bolster the Fund’s NAV for non-USD investments as returns earned in local currencies translated back to USD are increased by the higher exchange rates. 2006 marked a return to a longer-term trend wherein the USD has weakened versus other major currencies after the rally by the dollar in 2005. Many observers expect the USD to continue to trend lower versus other major currencies in 2007. We had no currency hedges in place at year end.

The Fund’s strong NAV performance last year was aided by its 25% investment in European property stocks. European property stocks were the best performers for the year as the European sub-index of the WPI increased 68.7%. Continental Europe has now been the top performing region in three of the past five years and was second best in 2005. Strong performance was broad based. Property stocks in Spain more than doubled for the year (up 123.5%), France and Finland were up 88.6% and 84.1%, respectively; the U.K. and Germany were each up approximately 70%, and Italy and the Netherlands slightly more than 40%. Catalysts included mergers and acquisitions (“M&A”) activity (especially in Spain), new company formation, strong funds flows and, in the U.K., the finalization of the REIT structure which has enabled property companies to elect REIT status beginning January 1, 2007. All of the large-cap U.K. property companies have converted to the REIT structure. The aggregate market capitalization of these companies alone approximates U.S. $70 billion which represents an approximate 10% increase to the universe of global property companies with a REIT structure.

The Asia-Pacific region was a relative laggard but still up nicely for the year at 32.5%. The Fund benefited from our 11% investment in Australian property stocks which were good performers for the year advancing 43.0%. The Australian LPTs benefited by the diligent effort of many management teams to transform legacy business strategies to include the Funds management business as well as investing in property abroad. Our relative low weightings to Japan (3%) and Hong Kong (3%) were also positives as these countries underperformed relatively at 21.3% and 29.3% respectively. Japan “disappointed” despite office vacancies which are now less than 3% in Tokyo’s five central wards and office rents which are up on average 8% year-over-year. In Hong Kong, property companies continued to increase investments in mainland China to achieve sustainable high levels of growth, as local residential markets remain soft and office market fundamentals decelerate.

Continuing a trend from last year, M&A activity increased in 2006 and had a material impact on the portfolio. In the U.S., a total of 24 M&A deals were announced in 2006, half of which were privatizations. The 12 privatizations, if all close per the terms proposed, represent $39 billion of equity removed from the public market and represent a staggering total of $68 billion of real estate assets, much of it acquired by respected savvy private market buyers. M&A activity affected several of our portfolio companies last year causing higher turnover and realized gains than normal. Two of the top 10 holdings of the Fund at the end of last year were taken over in 2006: Heritage Property Trust and Prentiss Properties. We realized significant gains on both these positions and several others in the portfolio during the year. M&A deals also occurred in Europe, Canada, and Asia. The active transaction pace continues to validate value in the publicly traded companies in relation to values in the private or direct property markets.

2  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

We expect global property companies to deliver positive performance again in 2007 based on improving real estate market fundamentals which should lead to strong earnings growth. Property companies continue to offer attractive yields relative to other equities. The outsized gains in real estate stock prices experienced in 2006 mostly reflect the combination of higher earnings and continued declines in capitalization rates (i.e., the yields required by property investors on new investments). In 2007, we look for NAV growth tied much more closely to earnings growth. All the forces and trends from a year ago remain in place to expect positive total returns in 2007 including: continued reasonable valuations of the public companies versus private real estate valuations, continued strong funds flows, M&A activity, and new REIT company formation. There appears to be no shortage of capital seeking property investments as well as no shortage of companies which are contemplating entering the listed property stock arena, which should serve to expand and enrich the available investment opportunities. Continuing the trend of 2006, we look for several new public real estate companies in Europe and Asia. Real estate continues to be underrepresented in the public markets and thus we expect a long-term growth trend in the sector driven by the increased appetite for real estate by an increasingly income-focused investor base around the globe. With dividend yields of 3-4% and 7-9% earnings growth, real estate stocks can still deliver attractive positive returns even with some modest earnings multiple contraction. The Fund is well positioned to take advantage of the increasing globalization of real estate.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President and	Co-Portfolio Manager
Chief Executive Officer

Index Definitions:

The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS.

The MSCI World Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The JP Morgan Global Government Bond Index measures the performance of leading government bond markets based on total return in U.S. currency.

Annual Report  December 31, 2006   3

ING Clarion Global Real Estate Income Fund
Portfolio of Investments December 31, 2006

		U.S. $
Shares		Value

	Common Stock – 125.3%
	Real Estate Investment Trusts (“REIT”) – 125.3%
	Australia – 15.8%
29,967,000	DB RREEF Trust	$41,925,465
34,035,794	Investa Property Group	67,335,777
14,384,178	Macquarie CountryWide Trust	23,922,346
11,059,530	Macquarie Goodman Industrial Trust	66,250,099
28,584,000	Macquarie ProLogis Trust	28,275,025
8,484,633	Westfield Group	140,372,414

		368,081,126

	Canada – 10.1%
1,761,900	Boardwalk Real Estate Investment Trust	62,515,125
200,100	Calloway Real Estate Investment Trust	4,745,862
264,600	Calloway Real Estate Investment Trust (a)	6,275,638
500,000	Crombie Real Estate Investment Trust (a)	5,585,632
663,500	Dundee Real Estate Investment Trust	22,036,844
135,000	Dundee Real Estate Investment Trust (a)	4,483,759
884,800	H&R Real Estate Investment Trust	18,316,432
2,282,900	InnVest Real Estate Investment Trust	27,072,287
440,000	InnVest Real Estate Investment Trust (a)	5,217,840
700,000	Primaris Retail Real Estate Investment Trust (a)	11,356,879
879,900	Retirement Residences Real Estate Investment Trust (a)	6,260,696
2,447,000	RioCan Real Estate Investment Trust	52,884,807
1,040,300	Sunrise Senior Living Real Estate Investment Trust (a)	9,529,602

		236,281,403

	Finland – 0.6%
873,000	Sponda Oyj	13,814,184

	France – 8.2%
403,500	Societe de la Tour Eiffel	72,628,308
489,478	Unibail	119,472,880

		192,101,188

	Hong Kong – 4.8%
35,700,000	Agile Property Holdings Ltd.	33,509,274
12,988,000	China Overseas Land & Investment Ltd.	17,434,790
8,133,000	Hang Lung Properties Ltd.	20,391,977
2,258,900	Hongkong Land Holdings Ltd.	8,990,422
2,500,000	Sun Hung Kai Properties Ltd.	28,721,592
1,153,000	The Link REIT	2,372,047

		111,420,102

	Japan – 3.8%
2,388	Japan Retail Fund Investment Corp.	19,439,889
1,325,000	Mitsubishi Estate Co., Ltd.	34,249,507
968,000	Mitsui Fudosan Co., Ltd.	23,599,849
934	Nippon Building Fund, Inc.	12,384,877

		89,674,122

	Netherlands – 12.6%
116,780	Corio NV	9,532,106
357,401	Eurocommercial Properties NV	17,819,363
1,136,730	Nieuwe Steen Investments NV	33,516,515
494,786	Rodamco Europe NV	65,766,945
417,161	VastNed Retail NV	42,356,899
934,400	Wereldhave NV	124,323,644

		293,315,472

	New Zealand – 0.2%
3,500,000	Macquarie Goodman Property Trust	3,553,703

	United Kingdom – 11.4%
1,367,200	British Land Co. Plc	45,863,481
945,400	Great Portland Estates Plc	12,831,759
1,209,242	Hammerson Plc	37,322,357
1,902,400	Land Securities Group Plc	86,491,851
753,400	Liberty International Plc	20,584,256
45,000	Mapeley Ltd.	3,496,449
3,923,700	Slough Estates Plc	60,320,666

		266,910,819

	United States – 57.8%
197,300	AMB Property Corp.	11,563,753
115,300	Acadia Realty Trust	2,884,806
898,200	American Campus Communities, Inc.	25,571,754
259,800	Apartment Investment & Management Co. – Class A	14,553,996
1,213,100	Archstone-Smith Trust	70,614,551
104,600	AvalonBay Communities, Inc.	13,603,230
322,500	BNP Residential Properties, Inc.	7,788,375
285,800	BioMed Realty Trust, Inc.	8,173,880
505,200	Boston Properties, Inc.	56,521,776
1,215,230	Brandywine Realty Trust	40,406,398
1,198,300	Camden Property Trust	88,494,455
1,231,800	Cedar Shopping Centers, Inc.	19,597,938
402,900	Colonial Properties Trust	18,887,952
419,300	Developers Diversified Realty Corp.	26,394,935
219,900	Douglas Emmett, Inc. (b)	5,847,141
532,600	Equity Office Properties Trust	25,655,342
1,208,500	Extra Space Storage, Inc.	22,067,210
146,900	Federal Realty Investment Trust	12,486,500
1,211,100	First Industrial Realty Trust, Inc.	56,788,479

See notes to financial statements.
4  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Common Stock (continued)
	United States (continued)
1,655,400	GMH Communities Trust	$16,802,310
675,000	Gramercy Capital Corp.	20,850,750
941,484	HRPT Properties Trust	11,627,327
856,200	Health Care REIT, Inc.	36,833,724
371,000	Hersha Hospitality Trust	4,207,140
25,000	Highwoods Properties, Inc.	1,019,000
308,000	Hospitality Properties Trust	14,639,240
755,400	iStar Financial, Inc.	36,123,228
1,580,990	Liberty Property Trust	77,689,849
2,808,400	Maguire Properties, Inc.	112,336,000
637,700	Mid-America Apartment Communities, Inc.	36,501,948
570,700	National Retail Properties, Inc.	13,097,565
2,650,300	Nationwide Health Properties, Inc.	80,092,066
170,700	New Plan Excel Realty Trust	4,690,836
215,000	Newcastle Investment Corp.	6,733,800
1,994,070	OMEGA Healthcare Investors, Inc.	35,334,920
994,000	Pennsylvania Real Estate Investment Trust	39,143,720
325,000	ProLogis	19,750,250
714,700	Reckson Associates Realty Corp.	32,590,320
364,700	Regency Centers Corp.	28,508,599
543,500	SL Green Realty Corp.	72,165,930
171,100	Sovran Self Storage, Inc.	9,800,608
1,144,100	Spirit Finance Corp.	14,266,927
770,000	Strategic Hotels & Resorts, Inc.	16,778,300
738,900	The Macerich Co.	63,966,573
800,000	Trustreet Properties, Inc.	13,480,000
200,000	U-Store-It Trust	4,110,000

		1,351,043,401

	Total Common Stock (cost $1,881,436,575)	2,926,195,520

	Master Limited Partnerships – 0.7%
	United States – 0.7%
484,848	Verde Realty MLP (b) (cost $15,999,984)	15,999,984

	Preferred Stock – 14.8%
	Real Estate Investment Trusts (“REIT”) – 14.8%
	United States – 14.8%
125,800	Affordable Residential Communities, Series A	3,182,740
450,000	Alexandria Real Estate Corp., Series C	11,772,000
80,500	Apartment Investment & Management Co., Series U	2,054,360
400,000	Apartment Investment & Management Co., Series V	10,280,000
400,000	Apartment Investment & Management Co., Series Y	10,200,000
174,000	Associated Estates Realty Corp.	4,550,100
207,700	Cedar Shopping Centers, Inc.	5,531,051
125,000	Digital Realty Trust, Inc., Series B	3,214,850
200,800	Duke Realty Corp., Series M	5,216,784
126,800	Eagle Hospitality Properties Trust, Inc., Series A	3,235,936
337,500	Equity Inns, Inc., Series C	8,876,250
20,000	FelCor Lodging Trust, Inc.	504,200
430,700	Glimcher Realty Trust, Series G	10,918,245
520,000	Health Care REIT, Inc., Series F	13,452,400
905,600	Host Marriot Corp, Series E	24,079,904
222,600	Innkeepers USA Trust, Series C	5,611,746
1,015,000	iStar Financial, Inc., Series I	25,836,825
200,000	LaSalle Hotel Properties, Series D	5,125,000
523,200	LaSalle Hotel Properties, Series E	13,374,300
520,000	LaSalle Hotel Properties, Series G	13,234,000
36,000	LBA Realty Fund II – WBP, Inc., Series A	1,762,877
170,000	LBA Realty Fund II – WBP, Inc., Series B	3,536,000
1,000,000	LTC Properties, Inc., Series F	25,150,000
351,800	Maguire Properties, Inc., Series A	8,700,014
200,000	Mid-America Apartment Communities, Inc., Series H	5,260,000
237,100	National Retail Properties, Inc., Series C	6,034,195
120,000	NorthStar Realty Finance Corp., Series A	3,213,756
120,000	OMEGA Healthcare Investors, Inc., Series D	3,208,200
320,000	PS Business Parks, Inc., Series O	8,240,000
320,000	Public Storage, Inc., Series K	8,288,000
240,000	RAIT Investment Trust, Series A	6,060,000
160,000	RAIT Investment Trust, Series B	4,115,008
192,500	SL Green Realty Corp., Series C	4,931,850
200,000	SL Green Realty Corp., Series D	5,195,000
275,000	Strategic Hotels & Resorts, Inc. (a)	6,935,170
400,000	Strategic Hotels & Resorts, Inc., Series B	10,262,520
363,600	Strategic Hotels & Resorts, Inc., Series C	9,362,700
368,000	Sunstone Hotel Investors, Inc., Series A	9,384,000
342,600	Taubman Centers, Inc., Series G	9,010,380
573,500	Taubman Centers, Inc., Series H	15,312,450
464,400	Winston Hotels, Inc., Series B	11,765,574

	Total Preferred Stock (cost $336,038,849)	345,978,385

See notes to financial statements.
Annual Report  December 31, 2006   5

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Convertible Preferred Stock – 1.6%
	Real Estate Investment Trusts (“REIT”) – 1.6%
	United States – 1.6%
974,000	FelCor Lodging Trust, Inc., Series A	$24,340,260
200,000	Health Care REIT, Inc., 7.50%, Series G	6,200,000
200,000	Ramco-Gershenson Properties Trust, 7.95%, Series C	7,600,000

	Total Convertible Preferred Stock (cost $31,843,390)	38,140,260

	Investment Companies – 3.4%
	United Kingdom – 3.4%
399,119	Eurocastle Investment Ltd.	20,315,122
15,495,600	ING UK Real Estate Income Trust, Ltd. +	35,786,115
4,620,000	Insight Foundation Property Trust, Ltd.	12,478,007
547,200	ProLogis European Properties	10,823,484

	Total Investment Companies (cost $55,701,613)	79,402,728

	Purchased Options (b) – 0.2%
	Brazil – 0.2%
438,400	Brascan Residential Properties SA expiring 10/22/07 @ $0 (cost $3,285,288)	3,694,059

	Warrants (b) – 0.0%
	Hong Kong – 0.0%
1,623,500	China Overseas Land & Investment Ltd. expiring 7/18/07
	(cost $0)	1,252,499

	Total Investments – 146.0% (cost $2,324,305,699)	3,410,663,435
	Liabilities in Excess of Other Assets – (15.6%)	(364,608,780)
	Preferred shares, at redemption value – (30.4%)	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$2,336,054,655

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the securities amounted to $48,710,046 or 2.1% of net assets.

(b)	Non-income producing security.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

	Gross	Gross
Affiliate	Additions	Reductions	Dividend Income

ING UK Real Estate Income Trust, Ltd.	$—	$—	$1,690,808

See notes to financial statements.
6  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2006

Assets
Investments, at value (cost $2,296,799,553)	$3,374,877,320
Investment in affiliate (cost $27,506,146)	35,786,115
Cash (including foreign currency of $441,958 with a cost of $441,048)	438,837
Receivable for capital shares sold	33,015,062
Dividends receivable	20,676,377
Receivable for investment securities sold	5,282,030
Unrealized appreciation on swap contracts	5,219,108
Dividend withholding reclaims receivable	439,524
Deferred offering costs	282,400
Other assets	120,746

Total Assets	3,476,137,519

Liabilities
Line of credit payable	347,519,500
Payable for investment securities purchased	76,356,844
Management fee payable	1,660,783
Dividends payable — preferred shares	1,080,787
Offering costs payable	262,541
Accrued expenses and other liabilities	3,202,409

Total Liabilities	430,082,864

Preferred Shares, at redemption value
$0.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$2,336,054,655

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 102,569,779 shares issued and outstanding	$102,570
Additional paid-in capital	1,472,300,287
Distributions in excess of net investment income	(237,370,730)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	9,401,810
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	1,091,620,718

Net Assets Applicable to Common Shares	$2,336,054,655

Net Asset Value Applicable to Common Shares
(based on 102,569,779 common shares outstanding)	$22.78

See notes to financial statements.
Annual Report  December 31, 2006   7

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2006

Investment Income
Dividends (net of foreign withholding taxes of $8,082,763)	$128,697,587
Dividends from affiliate	1,690,808
Interest	39,896

Total Investment Income		$130,428,291

Expenses
Management fees	24,883,221
Interest expense on line of credit	9,530,386
Auction agent fees — preferred shares	1,804,828
Administration fees	600,856
Transfer agent fees	444,116
Custodian fees	443,829
Printing fees	370,314
Insurance fees	182,311
Trustees’ fees and expenses	124,825
Legal fees	123,436
Professional fees	85,327
AMEX listing fee	15,000
Rating agency fees	11,800
Miscellaneous expenses	17,184

Total Expenses		38,637,433
Management fee waived		(7,318,594)

Net Expenses		31,318,839

Net Investment Income		99,109,452

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain on:
Investments		88,253,499
Swap contracts		3,904,032
Foreign currency transactions		439,613

Total Net Realized Gain		92,597,144

Net change in unrealized appreciation/depreciation on:
Investments		734,551,114
Swap contracts		(649,877)
Foreign currency denominated assets and liabilities		112,098

Total Net Change in Unrealized Appreciation/Depreciation		734,013,335

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions		826,610,479

Dividends and Distributions on Preferred Shares from
Net investment income		(35,323,408)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$890,396,523

See notes to financial statements.
8  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$99,109,452	$110,561,522
Net realized gain on investments, swap contracts and foreign currency transactions	92,597,144	28,137,989
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	734,013,335	18,561,414
Dividends and distributions on Preferred Shares from net investment income	(35,323,408)	(23,717,912)

Net increase in net assets applicable to Common Shares resulting from operations	890,396,523	133,543,013

Dividends and Distributions on Common Shares
Distribution of net investment income	(230,141,928)	(139,299,092)
Distribution of capital gains	(100,149,675)	(17,197,419)

Total dividends and distributions on Common Shares	(330,291,603)	(156,496,511)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	88,896
Reinvestment of dividends	33,015,062	—

Net increase from capital share transactions	33,015,062	88,896

Net Increase (Decrease) in Net Assets	593,119,982	(22,864,602)
Net Assets Applicable to Common Shares
Beginning of year	1,742,934,673	1,765,799,275

End of year (net of distributions in excess of net investment income of $237,370,730 and $76,686,744, respectively)	$2,336,054,655	$1,742,934,673

See notes to financial statements.
Annual Report  December 31, 2006   9

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2006

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$890,396,523

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Decrease in unrealized appreciation on swap contracts	649,877
Net change in unrealized appreciation/depreciation on investments	(734,551,114)
Net realized gain on investments	(88,253,499)
Cost of long-term securities purchased	(437,610,656)
Proceeds from sale of long-term securities	389,503,180
Decrease in receivable for investment securities sold	74,314,289
Increase in dividends receivable	(1,987,802)
Increase in receivable for capital shares sold	(33,015,062)
Decrease in dividend withholding reclaims receivable	667,989
Increase in deferred offering costs	(282,400)
Decrease in other assets	9,917
Decrease in payable for investment securities purchased	(5,993,887)
Increase in offering costs payable	262,541
Increase in management fee payable	372,799
Increase in accrued expenses and other liabilities	2,610,869

Net Cash Provided by Operating and Investing Activities	57,093,564

Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	33,015,062
Cash distributions paid on Common Shares	(330,291,603)
Increase in line of credit payable	228,057,500
Increase in dividends payable — preferred shares	270,618

Net Cash Used in Financing Activities	(68,948,423)

Net decrease in cash	(11,854,859)
Cash at Beginning of Year	12,293,696

Cash at End of Year	$438,837

See notes to financial statements.
10  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund
Financial Highlights

			For the Period
	For the	For the	February 18, 2004(1)
Per share operating performance for a Common Share outstanding	Year Ended	Year Ended	through
throughout the period	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$17.23	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	0.98	1.09	0.84
Net realized and unrealized gain on investments, swap contracts and foreign currency transactions	8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.35)	(0.23)	(0.08)

Total from investment operations	8.82	1.32	3.88

Dividends and distributions on Common Shares
Net investment income	(2.28)	(1.38)	(0.75)
Capital gains	(0.99)	(0.17)	—

Total dividends and distributions to Common Shareholders	(3.27)	(1.55)	(0.75)

Net asset value, end of period	$22.78	$17.23	$17.46

Market value, end of period	$24.68	$16.30	$15.21

Total investment return(5)
Net asset value	53.42%	8.13%	28.20	%(4)
Market value	75.97%	18.32%	7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$2,336,055	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.53%	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.89%	1.71%	1.53	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	1.06%	1.11%	1.07	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.42%	1.48%	1.42	%(6)
Net investment income, after preferred share dividends	3.11%	5.11%	6.20	%(6)
Preferred share dividends	1.73%	1.39%	0.66	%(6)
Net investment income, before preferred share dividends+	4.84%	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.07%	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.32%	1.16%	1.07	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.74%	0.75%	0.75	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	0.99%	1.00%	1.00	%(6)
Net investment income, after preferred share dividends	2.18%	3.45%	4.35	%(6)
Preferred share dividends	1.21%	0.94%	0.46	%(6)
Net investment income, before preferred share dividends+	3.39%	4.39%	4.81	%(6)
Portfolio turnover rate	13.23%	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000	$710,000	$710,000
Net asset coverage per share of preferred shares	$107,255	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value (“NAV”) is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.
Annual Report  December 31, 2006   11

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements December 31, 2006

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s Board of Trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal

12  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2006, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2006. Details of the swap agreements outstanding as of December 31, 2006 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Appreciation

Citigroup	07/01/2007	$200,000	3.68%	1 Month LIBOR	$1,909,202
Royal Bank of Canada	07/01/2009	200,000	4.32%	1 Month LIBOR	3,309,906

					$5,219,108

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s
Annual Report  December 31, 2006   13

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2006, the Trust incurred management fees of $17,564,627, which are net of $7,318,594 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the year ended December 31, 2006, there were purchases and sales transactions (excluding short-term securities) of $437,610,656 and $389,503,180, respectively.

In 2005, the Trust received 303,030 in call options for Verde Realty MLP in connection with its purchase of shares in Verde Realty MLP. These options expire in January 2007 at $33.00 per share. There were no dollars expended for acquiring these options and there is no value to the options at December 31, 2006.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2006, the adjustments were to decrease accumulated net realized gain on investments by $5,671,898 and increase undistributed net investment income by $5,671,898 due to the difference in the treatment for book and tax purposes of certain investments.

Information on the tax components of net assets as of December 31, 2006 is as follows:

Net Tax
Unrealized
			Net Tax	Appreciation	Undistributed		Undistributed
Cost of			Unrealized	on Swap	Ordinary		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation	Contracts and	Income/	Other	Capital Gains/
for Tax	Unrealized	Unrealized	on	Foreign	(Accumulated	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Currency	Ordinary Loss)	Differences	Capital Loss)

$2,652,664,521	$779,787,941	$(21,789,027)	$757,998,914	$5,262,982	$90,830,546	$(15,061)	$9,574,417

For the year ended December 31, 2006 and December 31, 2005, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $265,465,336 and $163,017,004 of ordinary income and $100,149,675 and $17,197,419 of long-term capital gain, respectively.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $500,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2006, there was an outstanding borrowing of $347,519,500 in connection with the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2006 was $169,801,262, with a related weighted average interest rate of 5.61%. The maximum amount outstanding for the year ended December 31, 2006, was $347,519,500.

8. Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 1,408,492 common shares in 2006. At December 31, 2006, the Trust had outstanding common shares of 102,569,779 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends

14  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.

For the year ended December 31, 2006, the annualized dividend rates ranged from:

	High	Low	At December 31, 2006

Series T28A	5.30%	4.36%	5.25%
Series W28B	5.35	4.37	5.20
Series T28C	5.27	4.38	5.27
Series W28D	5.35	4.24	5.29
Series T7	5.29	4.15	5.29
Series W7	5.29	3.96	5.29

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Interpretation is effective for a calendar year Trust no later than its June 29, 2007 NAV, and is to be applied to all open tax years as of the date of effectiveness. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

11. Subsequent Event

On January 17, 2007, the Trust issued 4,000 shares each of Preferred Shares Series TH and F, respectively, for approximately $197,700,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and have seniority over common shares. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually. The proceeds of the preferred shares issuance were used to partially repay existing borrowings on the Trust’s line of credit.
Annual Report  December 31, 2006   15

ING Clarion Global Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Trust’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 15, 2007
16  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund
Supplemental Information  (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $2,702,720 was received by the Trust through December 31, 2006. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,095,985 of investment income qualified for the dividends-received deduction.

In February 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Trustees

The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007-present).

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 63	2 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 51	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the board of The Philadelphia Foundation (2004-present) and the board of the Children’s Hospital of Philadelphia (2006-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-present), Avalon Insurance Holdings, Inc. (2006-present) and Homeowners Insurance Corp. (2006-present). Trustee of the Madison Square Boys and Girls Club (1978-present). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1995-2004); former Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 71	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987- 2003), American Judicature Society (1995-1999).
Annual Report  December 31, 2006   17

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Number of
Portfolios in
the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 62	3 years/2 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-present).	2	Serves on the Board of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (since 2004); and the Philadelphia/Washington Advisory Board of FM Global (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers

The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past
with Registrant	Time Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 29 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Vincent P. McDevitt 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 40 Chief Compliance Officer and Secretary	since 2006	Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2006

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

18  Annual Report  December 31, 2006

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Board Considerations in Approving the Advisory Agreement

The investment management agreement was initially approved by the Board of Trustees at an in person meeting held on December 17, 2003, and last re-approved on August 30, 2006 including a unanimous vote of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Trust’s Board of Trustees approved the continuation of the investment management agreement between the Advisor and the Trust. In connection with its deliberation with respect to the investment management agreement, the Board of Trustees considered a range of information (“Board Materials”) provided to the Board of Trustees by the Advisor, and was represented by independent counsel. Overall, the Board of Trustees concluded that continuation of the investment management agreement was in the best interests of the Trust and its shareholders, and is consistent with the expectations of the Trust’s shareholders. In determining to approve the investment management agreement, the Board of Trustees took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. In accordance with regulations promulgated by the SEC, a summary of the material factors taken into consideration by the Board of Trustees and by the Trust’s disinterested trustees, in approving the investment management agreement, including the Board’s conclusions with respect to these factors, appears below.

In particular, the Board of Trustees considered the nature, extent and quality of advisory services provided by the Advisor. The Board of Trustees considered both the performance of the Trust, as well as other services provided to the Trust by the Advisor. In concluding that the services provided by the Advisor were satisfactory and supported continuation of the investment management agreement, the Board of Trustees evaluated the Advisor’s personnel, experience, investment process (including brokerage practices), track record, and compliance program, as well as the administrative oversight of the Trust’s operations provided by the Advisor and the resources the Advisor devoted to the Trust, including the additional personnel added to support the Trust’s operations. In making its conclusion, the Board of Trustees found that the nature, extent and quality of these services provided by the Advisor to the Trust supported renewal of the investment management agreement. Based on the Board of Trustees’ evaluation of the Trust’s recent and long-term performance relative to its peer groups and appropriate indices/benchmarks, in light of total return, yield and economic and market trends and market risk expectations, the Board of Trustees concluded that the Trust’s performance (both actual performance and comparable performance), particularly in light of the Trust’s income objective was satisfactory, and generally above average as compared to the performance achieved by a peer group of investment companies similarly managed by third parties and other accounts managed by the Advisor, as well as appropriate performance indices, and supported renewal of the investment management agreement.

The Board of Trustees also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. The Board of Trustees took into account the quality of the Advisor’s services as well as advisory fees charged to other comparable closed-end global real estate funds, which fell within a relatively tight band, and other assets comparably managed by the Advisor. Based on this review, the Board of Trustees concluded that the advisory fee structure under the investment management agreement was reasonable and supports renewal of the investment management agreement. During the course of its review, the Board of Trustees also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust and the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust. The Board of Trustees concluded that, based on the profit levels reported by the Advisor and in light of the specific circumstances of the Trust, the advisory fees paid to the Advisor has not resulted in a profit (including allowance for return on entrepreneurial risk) to the Advisor that is excessive or beyond the range that would have been negotiated at arm’s length. In this regard, the Board of Trustees did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth. The Board of Trustees further concluded that the Advisor has sufficient profitability to remain a sustainable business and to attract and retain talented employees supported renewal of the investment management agreement.

Annual Report  December 31, 2006   19

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Attention: Stock Transfer Department, P.O. Box 11258, New York, NY 10286-1258, Phone Number: (800) 432-8224.

ING Clarion Global Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Vincent P. McDevitt
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, at least a majority of the committee’s members have past employment experience sufficient to render each of them “financially sophisticated”, within the meaning of the American Stock Exchange Company Guide (Section 121(B)) as in effect as of the date hereof. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2006: $77,800
2005: $37,000
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2006: $0
2005: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2006: $11,000
2005: $21,500
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2006: $0
2005: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the AMEX, in accordance with the Sarbanes Oxley Act.
     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that for the fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 are as follows:
2006: $117,315
2005: $37,190
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
(b) Not applicable.

Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)         T. Ritson Ferguson
Managing Director and Chief Investment Officer
14 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Steven D. Burton
Managing Director and Lead Global Portfolio Manager
11 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Joseph P. Smith
Managing Director and Portfolio Manager
16 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Other Accounts Managed (as of December 31, 2006). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion Real Estate Securities, L.P.’s (the “Advisor”) other accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all accounts under management.

				Number of Accounts
		Number of		Managed with	Total Assets in Accounts
Name of Portfolio	Type of	Accounts	Total Assets	Advisory Fee Based	Managed with Advisory Fee
Managers	Accounts	Managed	in the Accounts	on Performance	Based on Performance
T. Ritson Ferguson	Registered	19	$12,543,600,000	1	$272,500,000
	Investment
	Companies
	Other Pooled	6	$395,400,000	6	$395,400,000
	Investment
	Vehicles
	Other	54	$3,022,600,000	5	$832,800,000
	Accounts

Steven D. Burton	Registered	15	$11,703,900,000	1	$272,500,000
	Investment
	Companies
	Other Pooled	0	$0	0	$0
	Investment
	Vehicles
	Other	25	$1,861,600,000	2	$740,800,000
	Accounts

				Number of Accounts
		Number of		Managed with	Total Assets in Accounts
Name of Portfolio	Type of	Accounts	Total Assets	Advisory Fee Based	Managed with Advisory Fee
Managers	Accounts	Managed	in the Accounts	on Performance	Based on Performance
Joseph P. Smith	Registered	4	$839,700,000	0	$0
	Investment
	Companies
	Other Pooled	6	$395,400,000	6	$395,400,000
	Investment Vehicles
	Other	29	$1,161,000,000	3	$92,000,000
	Accounts
Potential Conflicts of Interest. The Advisor does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Trust and managing the other accounts noted above. The investment strategies of the Trust and the other accounts managed by the Portfolio Managers do not materially conflict in any way.
     The Advisor will frequently recommend purchases or sales of the same portfolio securities for the Trust and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Trust and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Trust to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.
Compensation. Compensation of the Portfolio Managers includes a fixed salary plus a bonus and deferred compensation. The bonus is based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Trust assets. However, compensation is not directly based upon the Trust’s performance nor the value of the Trust’s assets.
Ownership of Trust Shares. The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2006.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$500,001-$1,000,000
Steven D. Burton	$100,001-$500,000
Joseph P. Smith	$10,001-$50,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name: T. Ritson Ferguson

Title: President and Chief Executive Officer

Date: March 1, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name: T. Ritson Ferguson

Title: President and Chief Executive Officer

Date: March 1, 2007

By:	/s/ Jonathan A. Blome

Name: Jonathan A. Blome

Title: Treasurer and Chief Financial Officer

Date: March 1, 2007